Income Taxes - Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 55,265	$ 85,148
Stock based compensation	297	435
Research and development credits	3,229	2,925
Fixed assets	3,477	2,617
Accruals	35	391
Total Deferred tax assets	62,303	91,516
Valuation allowance	(62,303)	(91,516)
Net deferred tax asset	$ 0	$ 0